Exhibit 99.1

FOR IMMEDIATE RELEASE
April 24, 2009

For more information:
Kenneth Torosian	Jordan M. Darrow
Chief Financial Officer	Investor Relations
Medialink Worldwide Incorporated	Darrow Associates, Inc.
Tel: (212) 682-8300	Tel: (631) 367-1866
IR@medialink.com	jdarrow@darrowir.com

MEDIALINK REPORTS NASDAQ NOTIFICATION

NEW YORK, April 24, 2009 – Medialink Worldwide Incorporated (Nasdaq: MDLK) today reported that on April 20, 2009, it received notice from the Nasdaq Stock Market that its stockholders’ equity of $2,181,000 as of December 31, 2008, was below the minimum requirement of $2,500,000 for continued listing on the Capital Market in accordance with Nasdaq Marketplace Rule 5550(b)(2).  Pursuant to Nasdaq Marketplace Rule 5810(c)(2)(C), Medialink has 15 calendar days, or until May 5, 2009, to submit a plan to regain compliance.  Upon review of Medialink’s plan to regain compliance, the Nasdaq Stock Market may either grant an extension of time of no longer than 105 days to regain compliance or issue a notice of delisting.

About Medialink:

Medialink is a leader in providing unique news and marketing media strategies and solutions that enable corporations and organizations to inform and educate their target audiences with maximum impact on television, radio, and the Internet.  Based in New York, Medialink has offices in major cities throughout the United States.  For additional investor and financial information, please visit the Investor Relations section of the Company's website (www.medialink.com).

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With the exception of the historical information contained in the release, the matters described herein contain certain “forward-looking statements” that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this release are not promises or guarantees and are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. These statements are based on management’s current expectations and are naturally subject to uncertainty and changes in circumstances. We caution you not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Actual results may vary materially from those expressed or implied by the statements herein. Such statements may relate, among other things, to our ability to respond to economic changes and improve operational efficiency, the benefits of our products to be realized by our customers, or our plans, objectives, and expected financial and operating results. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances or using words such as: will, believe, anticipate, expect, could, may, estimate, project, plan, predict, intend or similar expressions that involve risk or uncertainty. These risks and uncertainties include, among other things, our recent history of losses; our ability to achieve profitability; our ability to obtain financing or other capital; our ability to remain a going concern and remain in operation; the financial stability of our clients; potential regulatory action; worldwide economic weakness; geopolitical conditions and continued threats of terrorism; effectiveness of our cost reduction programs; the receptiveness of the media to our services; changes in our marketplace that could limit or reduce the perceived value of our services to our clients; our ability to develop new services and market acceptance of such services, such as Mediaseed®; the volume and importance of breaking news, which can have the effect of crowding out the content we produce and deliver to broadcast outlets on behalf of our clients; our ability to develop new products and services that keep pace with technology; our ability to develop and maintain successful relationships with critical vendors; future acquisitions or divestitures, which may adversely affect our operations and financial results; the absence of long term contracts with customers and vendors; and increased competition, which may have an adverse effect on pricing, revenues, gross margins and our customer base. More detailed information about these risk factors is set forth in filings by Medialink Worldwide Incorporated with the Securities and Exchange Commission, including the Company’s registration statement, most recent quarterly report on Form 10-Q, most recent annual report on Form 10-K and other publicly available information regarding the Company. Medialink Worldwide Incorporated is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.